Kodiak AI Announces Fourth Quarter and Full Year 2025 Results
•The Kodiak Driver is now deployed in 20 fully driverless trucks, a 100% increase over Q3. This represents the world’s largest deployment of customer-owned driverless trucks
•Kodiak Driver-powered trucks have now driven a total of over 10,700 Cumulative Hours of Paid Driverless Operations
MOUNTAIN VIEW, Calif. (March 10, 2026) — Kodiak AI, Inc. (“Kodiak” or the “Company”) (Nasdaq: KDK), a leading provider of physical artificial intelligence (“AI”), with a focus on AI-powered autonomous vehicle technology, today announced results for the fourth quarter and full year, which ended December 31, 2025. During the quarter, the Company achieved key milestones as it continues to scale its autonomous driving system, the Kodiak Driver. The Kodiak Driver is designed to address major challenges across the long-haul trucking, industrial trucking, and defense industries, including labor shortages, rising costs, and the need for greater safety and efficiency.
“Our fourth quarter results exceeded our expectations across the board,” said Don Burnette, Founder and Chief Executive Officer of Kodiak. “2025 was a transformational year for Kodiak as we executed on our operational milestones and technological roadmap. We ended the year with the world’s largest deployment of customer-owned driverless trucks: in just over a year, we have scaled our deployment from two trucks to 20. Our accomplishments were made possible by our unique physical AI, which we have commercialized safely and reliably while leveraging our manufacturing partners for scale. We see tremendous opportunity to scale our physical AI across applications, as we remain focused on our long-haul driverless launch by the end of 2026.”
Fourth Quarter and Year End Results and Business Highlights:
•Deployed 10 additional Kodiak Driver-powered trucks to Atlas Energy Solutions, which now has a fleet of 20 fully driverless trucks in operation. This represents a 100% increase from the third quarter
•Made meaningful progress toward closing its safety case to launch long-haul driverless operations by the end of 2026, with the Kodiak Autonomy Readiness Measure at 84% as of February 2026

•Accumulated an industry-leading total of over 10,700 Cumulative Hours of Paid Driverless Operations as of the end of the fourth quarter, representing a 106% increase from the end of the third quarter
•Introduced advanced capabilities that allow the Kodiak Driver to pull three trailers with one tractor, a first in the autonomous vehicle industry, enabling customers to triple their hauling capacity
•Announced a strategic technology collaboration with Bosch to develop a next-generation, redundant autonomous platform with integrated hardware designed for automotive-grade reliability and manufacturing at scale
•Awarded a contract with the U.S. Marine Corps to integrate the Kodiak Driver into the ROGUE-Fires carrier vehicle
•Participated in two high-profile Pentagon demonstration events: the Army’s xTech Overwatch demonstration in Texas and the Defense Innovation Unit’s Project GI in Hawaii
•Launched operations between Dallas-Fort Worth and El Paso, the company's second route beyond a single hours of service
•Launched a new pilot with a major Fortune 500 private fleet, hauling freight between Dallas and Houston, as Kodiak prepares its customers for a seamless transition to driverless long-haul operations
•Q4 Revenue of $1.1 million, representing 37% quarter-over-quarter growth
•Q4 Net cash used in operating activities of $24.2 million
•Q4 Free Cash Flow (Non-GAAP) of negative $34 million, better than guidance of negative $36 to $38 million
•$30 million debt refinancing, which provided additional capital, lowered interest rates, extended maturity, and enhanced financial flexibility
•Ended Q4 with $120.7 million in cash and cash equivalents and marketable securities including net proceeds from debt refinancing
“Our financial results for the fourth quarter underscore the strength of our business model, with strong execution across revenue, deployment, and cash discipline,” said Surajit Datta, Chief Financial Officer of Kodiak. “In the fourth quarter, we grew revenue 37% over the prior quarter, outperformed our driverless trucks and Free Cash Flow guidance, strengthened our balance sheet through a debt refinancing and remained focused on scaling our Driver-as-a-Service and asset-light model. As we continue scaling truck deployments, driving cost efficiencies and reducing AV hardware costs, we are focused on achieving profitability and generating positive cash flow over time.”

Upcoming Conferences
Management will present at the JP Morgan Industrials Conference on March 17, 2026 at 5:00 PM ET (2:00 PM PT). A live and archived webcast of the presentation will be available on Kodiak’s Investor Relations section of the Company’s website, https://kodiak.ai/investors.
Conference Call Information
Management will host a conference call to discuss the fourth quarter and full year results today at 5:00 PM ET (2:00 PM PT). To join the conference call please click on the below link and complete the registration form.
https://register-conf.media-server.com/register/BI4c7fb1fe74a54046b4a7eca7afa3495b
The call may also be accessed through a live audio webcast on the Investor Relations section of the Company’s website, https://kodiak.ai/investors. An audio replay will be available at the same location.
About Kodiak AI, Inc.
Kodiak AI, Inc. was founded in 2018 and is a leading provider of physical AI, with a focus on AI-powered autonomous vehicle technology, that is designed to help tackle some of the toughest driving jobs. Kodiak's driverless solution can help address the critical problem of safely transporting goods in the face of unprecedented supply chain challenges. Kodiak's vision is to become the trusted world leader in physical AI autonomous. Kodiak is committed to a safer and more efficient future for all through the commercialization of driverless trucking at scale. To that end, Kodiak developed the Kodiak Driver, a virtual driver that combines advanced AI-powered software with modular and vehicle-agnostic hardware designed to help address Kodiak's customers' needs. The Kodiak Driver is not just an idea—it is operating without a human driver today. Kodiak serves customers in the long-haul trucking, industrial trucking, and defense industries. In 2024, Kodiak believes it achieved a historic milestone by becoming the first company to deploy customer-owned and -operated driverless trucks in commercial service.
For more information about Kodiak, please visit https://kodiak.ai/investors.

Contacts
Kodiak Media Relations
Daniel Goff
VP of External Affairs
+1 646-515-3933
dan@kodiak.ai
Stacy Morris
Futurista Communications for Kodiak
+1 310-415-9188
stacy.morris@futuristacommunications.com
Kodiak Investor Relations
Lauren Sloane
The Blueshirt Group for Kodiak
Lauren@blueshirtgroup.com

Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended, including Kodiak’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “will,” “would” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding: Kodiak’s operational and product roadmap, its relationships with partners and suppliers, and its ability to produce and deploy the Kodiak Driver at scale; expectations regarding Kodiak’s expansion plans and opportunities, including the timing of launching driverless trucks for long-haul highways operations; and other expectations regarding Kodiak’s future business and financial performance, such as Kodiak’s approach to operational and financial discipline, its future cash flows, and path to profitability over time or at all. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Kodiak’s management and are not predictions of actual performance. These forward-looking statements are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kodiak. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the rapid evolution of autonomous vehicle technology and flaws or errors in Kodiak’s solutions or flaws in or misuse of autonomous vehicle technology in general; risks related to the rollout of Kodiak’s business and the timing of expected business milestones; the effects of competition on Kodiak’s business; supply shortages in the materials necessary for the production of the Kodiak Driver; risks related to working with third-party manufacturers for key components of the Kodiak Driver; risks related to the retrofitting of Kodiak’s vehicles by third parties; the termination or suspension of any of Kodiak’s contracts or the reduction in counterparty spending; delays in Kodiak’s operational roadmap with key partners and customers; and Kodiak’s ability to raise capital in the near term and long term. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings by Kodiak with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Kodiak may not presently know or that Kodiak currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Kodiak’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements should not be relied upon as representing Kodiak’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Except as required by law, Kodiak specifically disclaims any obligation to update any forward-looking statements.

Non-GAAP Financial Measures
In addition to our financial results determined in accordance with GAAP, we consider certain non-GAAP measures, including the following, which we use to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively with the financial information presented in accordance with GAAP, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.
Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.
Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
This press release and our earnings call may also include references to forward-looking free cash flow, a non-GAAP financial measure. To the extent that such forward-looking financial measures are provided, they are presented on a non-GAAP basis without a reconciliation to the most directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.
Non-GAAP Operating Expenses and Non-GAAP Loss from Operations
We define these non-GAAP financial measures as their respective GAAP measures, each excluding stock-based compensation expense. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond our control. As a result, management excludes this item from internal operating forecasts and models. Management believes that non-GAAP measures adjusted for stock-based compensation provide investors with a basis to measure our performance against the performance of other companies without the variability created by stock-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.
Free Cash Flow
We define free cash flow as cash used in operating activities, which is the most directly comparable measure calculated in accordance with GAAP, less purchases of property and equipment. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

Kodiak AI, Inc.
Consolidated Balance Sheets
(In thousands, except par values; unaudited)

	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$50,761	$16,709
Marketable securities	69,908	—
Accounts receivable	879	1,280
Prepaid expenses and other current assets	4,464	2,260
Total current assets	126,012	20,249
Restricted cash	1,450	1,450
Property and equipment, net	26,553	6,723
Operating lease right-of-use assets	5,261	7,115
Other assets	131	24
Total assets	$159,407	$35,561
Liabilities, redeemable convertible preferred stock and stockholders’ deficit
Current liabilities:
Accounts payable	$1,455	$1,372
Accrued expenses and other current liabilities	11,354	11,416
Operating lease liabilities, current	1,916	1,638
Debt, current portion	1,065	16,792
Second lien loans	10,872	—
Total current liabilities	26,662	31,218
Debt, net of current portion	29,878	17,574
Simple agreements for future equity	—	59,301
Operating lease liabilities, noncurrent	3,584	5,723
Common stock warrants	158,346	—
Redeemable convertible preferred stock warrant liabilities	—	1,619
Other liabilities	804	313
Total liabilities	219,274	115,748
Commitments and contingencies
Redeemable convertible preferred stock
Series A cumulative redeemable convertible preferred stock, par value $0.0001; 20,000 and no shares authorized as of December 31, 2025 and December 31, 2024, respectively; 142 and no shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	223,185	—

Redeemable convertible preferred stock, par value $0.0001; no and 98,127 shares authorized as of December 31, 2025 and December 31, 2024, respectively; no and 62,240 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	—	170,648
Stockholders’ deficit
Common stock, $0.0001 par value; 1,980,000 and 265,000 shares authorized as of December 31, 2025 and December 31, 2024, respectively; 175,440 and 58,057 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	17	6
Additional paid-in capital	570,578	17,303
Accumulated other comprehensive income	22	—
Accumulated deficit	(853,669)	(268,144)
Total stockholders’ deficit	(283,052)	(250,835)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$159,407	$35,561

Kodiak AI, Inc.
Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share amounts; unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenues	$1,053	$13,706	$3,797	$14,933
Operating expenses:
Research and development	14,354	14,143	50,157	43,436
General and administrative	15,277	5,322	36,741	20,999
Truck and freight operations	8,669	3,017	24,771	9,013
Sales and marketing	1,463	684	4,753	3,204
Total operating expenses	39,763	23,166	116,422	76,652
Loss from operations	(38,710)	(9,460)	(112,625)	(61,719)
Other (expenses) income:
Interest expense	(731)	(1,191)	(4,096)	(4,951)
Interest income and other, net	1,230	300	(1,327)	895
Loss on issuance of equity instruments	—	—	(210,722)	—
Change in fair value of common stock warrants	(35,019)	—	(35,018)	—
Change in fair value of second lien loans	(449)	—	(24,387)	—
Change in fair value of simple agreements for future equity	—	(4,109)	(190,075)	(4,109)
Change in fair value of redeemable convertible preferred stock warrant liabilities	—	105	(7,272)	426
Total other expenses, net	(34,969)	(4,895)	(472,897)	(7,739)
Net loss before income taxes	(73,679)	(14,355)	(585,522)	(69,458)
Income taxes	—	3	(3)	(1)
Net loss	(73,679)	(14,352)	(585,525)	(69,459)
Unrealized gains (losses) on marketable securities, net of tax	22	—	22	—
Comprehensive loss	$(73,657)	$(14,352)	$(585,503)	$(69,459)

Net loss per common share, basic and diluted	$(0.42)	$(0.24)	$(6.42)	$(1.19)
Weighted-average common shares outstanding, basic and diluted	175,860	58,624	91,225	58,410

Kodiak AI, Inc.
Consolidated Statements of Cash Flows
(In thousands; unaudited)

	Year Ended December 31,
	2025	2024
Operating activities:
Net loss	$(585,525)	$(69,459)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,248	4,616
Stock-based compensation	19,082	5,550
Non-cash lease expense	1,853	1,832
Accretion of discount on marketable securities	(480)	—
Transaction costs allocated to common stock warrants	3,223	—
Change in fair value of second lien loans	24,387	—
Change in fair value of simple agreements for future equity	190,075	4,109
Change in fair value of redeemable convertible preferred stock warrant liabilities	7,272	(426)
Change in fair value of common stock warrants	35,018	—
Loss on issuance of equity instruments	210,722	—
Non-cash interest expense	795	402
Loss on disposal of property and equipment	265	—
Changes in operating assets and liabilities:
Accounts receivable	401	(1,044)
Prepaid expenses and other current assets	(2,180)	645
Other assets	(105)	276
Accounts payable	(717)	(811)
Accrued expenses and other current liabilities	(407)	5,102
Operating lease liabilities	(1,861)	(1,796)
Other liabilities	492	43
Net cash used in operating activities	(94,442)	(50,961)
Investing activities:
Purchases of marketable securities	(69,406)	—
Purchases of property and equipment	(22,026)	(3,192)
Payment of deposits	—	(20)
Net cash used in investing activities	(91,432)	(3,212)
Financing activities:
Proceeds from the issuance of debt, net of issuance costs	29,662	—
Repayment of debt	(33,381)	(2,238)
Proceeds from issuance of second lien loans	43,865	—
Proceeds from issuance of simple agreements for future equity	23,660	45,192

Proceeds from issuance of Series A cumulative redeemable convertible preferred stock	145,000	—
Proceeds from the reverse recapitalization, net of transaction costs	26,239	—
Proceeds from exercise of stock options	1,422	172
Proceeds from exercise of common stock warrants	77	—
Payments for deferred offering costs	(16,618)	—
Net cash provided by financing activities	219,926	43,126
Net change in cash and cash equivalents and restricted cash	34,052	(11,047)
Cash and cash equivalents and restricted cash at beginning of period	18,159	29,206
Cash and cash equivalents and restricted cash at end of period	$52,211	$18,159
Components of cash and restricted cash at period end:
Cash and cash equivalents	$50,761	$16,709
Restricted cash	1,450	1,450
Total cash and cash equivalents and restricted cash	$52,211	$18,159
Supplemental disclosure of cash activities:
Cash paid for interest	$3,303	$4,561
Cash paid for income taxes	$—	$3
Supplemental disclosure of non-cash activities:
Purchases of property and equipment included in accounts payable and accrued expenses and other current liabilities	$1,360	$118
Operating lease right-of-use asset obtained in exchange for operating lease liability upon modification of operating lease	$—	$1,881
Operating lease right-of-use asset obtained in exchange for operating lease liability upon new operating lease	$—	$1,146
Proceeds from exercise of stock options included in prepaid and other current assets	$12	$—
Proceeds from exercise of common stock warrants included in prepaid and other current assets	$9	$—
Conversion of simple agreements for future equity into common stock in connection with reverse recapitalization	$263,036	$—
Conversion of redeemable preferred stock into common stock in connection with reverse recapitalization	$170,648	$—
Conversion of second lien loans into common stock in connection with reverse recapitalization	$67,379	$—
Settlement of transaction costs in common stock in connection with reverse recapitalization	$12,500	$—
Exchange of simple agreements for future equity for second lien loan	$10,000	$—
Net exercise of warrants in connection with reverse recapitalization	$8,891	$—
Issuance of non-redemption common stock in connection with reverse recapitalization	$3,220	$—
Liabilities assumed from reverse recapitalization	$31	$—
Issuance of common stock in connection with a debt agreement	$499	$—

Kodiak AI, Inc.
Reconciliation of GAAP to Non-GAAP Financial Information
(In thousands; unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Research and development expense reconciliation:
GAAP research and development	$14,354	$14,143	$50,157	$43,436
Stock-based compensation	(2,257)	(964)	(7,405)	(3,482)
Non-GAAP research and development	$12,097	$13,179	$42,752	$39,954

General and administrative expense reconciliation:
GAAP general and administrative	$15,277	$5,322	$36,741	$20,999
Stock-based compensation	(6,152)	(418)	(10,104)	(1,405)
Non-GAAP general and administrative	$9,125	$4,904	$26,637	$19,594

Truck and freight operations expense reconciliation:
GAAP truck and freight operations	$8,669	$3,017	$24,771	$9,013
Stock-based compensation	(149)	(63)	(477)	(209)
Non-GAAP truck and freight operations	$8,520	$2,954	$24,294	$8,804

Sales and marketing expense reconciliation:
GAAP sales and marketing	$1,463	$684	$4,753	$3,204
Stock-based compensation	(388)	(118)	(1,096)	(454)
Non-GAAP sales and marketing	$1,075	$566	$3,657	$2,750

Total operating expenses reconciliation:
GAAP operating expenses	$39,763	$23,166	$116,422	$76,652
Stock-based compensation	(8,946)	(1,563)	(19,082)	(5,550)
Non-GAAP operating expenses	$30,817	$21,603	$97,340	$71,102

Loss from operations reconciliation:
GAAP loss from operations	$(38,710)	$(9,460)	$(112,625)	$(61,719)
Stock-based compensation	8,946	1,563	19,082	5,550
Non-GAAP loss from operations	$(29,764)	$(7,897)	$(93,543)	$(56,169)

Kodiak AI, Inc.
Selected Cash Flow Information
(In thousands; unaudited)
Reconciliation of cash provided by operating activities to free cash flow

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
GAAP net cash used in operating activities	$(24,226)	$(14,737)	$(94,442)	$(50,961)
Purchases of property and equipment	(10,145)	(2,439)	(22,026)	(3,192)
Free cash flow	$(34,371)	$(17,176)	$(116,468)	$(54,153)